Developing Next Generation Programmed T Cell Therapies February 2024 Exhibit 99.1

Disclaimer Developing Next Generation Programmed T Cell Therapies These slides contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding Autolus’ development of its product candidates, including the obe-cel program; the profile and potential application of obe-cel in additional disease settings; the future clinical development, efficacy, safety and therapeutic potential of the Company's product candidates, including progress, expectations as to the reporting of data, conduct and timing and potential future clinical and preclinical activity and milestones; expectations regarding the initiation, design and reporting of data from clinical trials and preclinical studies; the extension of the pipeline beyond obe-cel; expectations regarding the regulatory approval process for any product candidates; the benefits of the collaboration between Autolus and BioNTech, including the potential and timing to receive milestone payments and royalties under the terms of the strategic collaboration; the Company’s current and future manufacturing capabilities; and the Company’s anticipated cash runway. Any forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the risks that Autolus’ preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled "Risk Factors" in Autolus' Annual Report on Form 20-F filed with the Securities and Exchange Commission, or the SEC, on March 7, 2023 and in Autolus' Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Autolus' subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation.

Developing Next Generation Programmed T Cell Therapies

3

Building a leading CAR T company developing therapies for cancer and autoimmune diseases

Scaling company toward commercialization

Obe-cel potentially best in class CAR T for r/r adult ALL

- FELIX pivotal trial showed high ORR, encouraging EFS and favorable tolerability with low levels of high-grade CRS and ICANS
- PDUFA date 16 Nov 2024
- EMA submission planned for 1H 2024

Pipeline expansion strategy

- Expand obe-cel opportunity in B cell malignancies, autoimmune diseases & life cycle strategy
  - SLE
  - B-NHL indications
  - Bi-specific therapies (CD19 /CD22; CD19/BCMA)
- Expand to additional indications with novel CAR T therapies, alone or with partners

Scalable manufacturing and in-house facility

- Demonstrated reliable clinical trial supply (96% target dose reached in FELIX pivotal study)
- New commercial cell manufacturing facility in qualification stage; planned annual capacity 2,000+ batches
- Expected vein-to-delivery time at launch of ~16 days

Strategic collaborations

- Strategic multi-platform R&D collaboration with BioNTech
- Established technology collaborations with Moderna, BMS and Cabaletta
- Long-standing academic collaboration with University College London

Strong cash position

- Cash $256.4M (Q3 2023)
- Runway into 2025*
- Enables execution on current strategy through expected approval of obe-cel

Abbreviations and notes: r/r ALL - relapsed/refractory acute lymphoblastic leukemia; B-NHL – B-cell non-Hodgkin's lymphoma; SLE – systemic lupus erythematosus.

*Does not include proceeds from BioNTech

A strategic multi-platform R&D collaboration with BioNTech CAR T Cell Therapies BioNTech to financially support obe-cel planned/potential commercial launch in adult ALL (Acute Lymphoblastic Leukemia) and expansion of development program Commercial Infrastructure Access BioNTech to receive option to access Autolus’ GMP product supply and commercial infrastructure for their CAR T program, BNT211 Development Product Options BioNTech to receive co-development and co-commercialization options for AUTO1/22 (CD19/22) and AUTO6NG (GD2) programs  Technology Platform License BioNTech to receive license and options to access proprietary binders, safety switches and technologies for certain BioNTech programs Deal Financials Upfront Payments $200 million upfront for equity $50 million upfront cash Downstream Economics Up to $580 million in further option exercise and milestones payments BioNTech to receive up to mid-single digit royalty on obe-cel project financing Autolus eligible for an additional equity investment of $20m, an option exercise payment and profit share based on products manufactured for BioNTech’s BNT211 program BioNTech has option to co-fund and co-commercialize AUTO1/22 and AUTO6NG, if approved, in return for profit share Technology license and options provided in exchange for milestones and royalties Developing Next Generation Programmed T Cell Therapies

Obe-cel Lead Clinical Program A standalone, potentially best-in-class CD19 CAR T cell therapy candidate

Developing Next Generation Programmed T Cell Therapies 6

We believe obe-cel has a unique mechanism of action

Designed for increased activity and reduced toxicity

Differentiated CD19 binder


anti-CD19 scFv (CAT)
CD8
4-1BB
CD3z

CD19 binder with fast off-rate

Fast off-rate


On-Rate: K_a [$M^{-1}S^{-1}$]
Off Rate: K_d [S^{-1}]
Other CD19 Binders
Obe-cel Binder
FMC63
HD37
B4
4G7
CAT

Shorter half-life of interaction compared to binders used in approved products

- obe-cel = 9.8 seconds
- Kymriah® = 21 minutes

Potential for improved potency, reduced toxicity

- Avoided over-activation of CAR T cells → Reduced toxicities
- Increased CAR T peak expansion → Improved persistence
- Avoided exhaustion of CAR T-cells → Improved engraftment, Improved persistence

Enhanced cytotoxicity and proliferation


% Tumor Cell Killing
6.4:1
3.2:1
1.6:1
0.8:1
0.4:1
E:T
NT
FMC63
CAT


Proliferation
SupT1NT
Raji
NALM6
FMC63
CAT
NT

Ghorashian et al. *Nature Medicine 2019*

Obe-cel pooled analysis ASH 2023 FELIX Phase 1b/2 trial

Developing Next Generation Programmed T Cell Therapies 8

FELIX Phase 1b/2 pooled analysis: patient disposition

127/153 (83%) enrolled patients received obe-cel*

Enrolled**
N = 153

Discontinued	n (%) 26 (17)
Death	15 (10)
Manufacturing-related	7 (5)
Adverse event	2 (1)
Physician decision	1 (0.7)
Progressive disease	1 (0.7)

Infused
N = 127 (83%)

Cohort A
n = 107
(84%)
≥5% BM blasts at screening

Cohort B
n = 13
(10%)
MRD-positive at screening

Cohort C
n = 7
(6%)
Isolated EMD at screening

Morphologic disease*** (n = 98)
- 74% of patients had CR/CRi (n = 73)
- 95% of evaluated responders were MRD-negative‡

No morphologic disease (n = 29)
- 100% of evaluable patients were MRD-negative§

*Seven patients received Dose 1 only; **All eligibility criteria met and the leukapheresate accepted for manufacturing; obe-cel, obecabtagene autoleucel; Roddie et al., ASH 2023, Data cut-off date: September 13, 2023

***Morphologic disease defined as ≥5% BM blasts or presence of EMD regardless of BM blast status; ‡MRD status available for 64/73 patients, as assessed by NGS or flow cytometry; §MRD status available for 27/29 patients, as assessed by NGS or flow cytometry; BM, bone marrow; CR, complete remission; CRi, CR with incomplete hematologic recovery; EMD, extramedullary disease; MRD, measurable residual disease; NGS, next-generation sequencing; obe-cel, obecabtagene autoleucel

FELIX Phase 1b/2 pooled analysis: EFS in all treated patients* Developing Next Generation Programmed T Cell Therapies The event-free survival estimate at 12 months was 50% Median follow-up time was 16.6 months (range: 3.7−36.6 months) 17/99 (17%) responders proceeded to SCT while in remission *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); Median EFS: ITT population − 9.8 months (95% CI: 5.9, 12.9); CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; ITT, intent-to-treat; NE, not evaluable; obe-cel, obecabtagene autoleucel; SCT, stem cell transplant; Roddie et al., ASH 2023 All treated patients (N = 127) Total infused (N = 126) Median EFS (95% CI), months 11.7 (7.2, NE) 6-month EFS (95% CI), % 65  (56, 73) 12-month EFS (95% CI), % 50 (39, 59) Events, n: Overall Median (95% CI): Overall 59 11.7 (7.2, NE) Probability (%) 0 10 20 30 40 50 60 70 80 90 100 Time (months) 0 1 2 3 4 5 6 7 8 9 10 1 1 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 Overall (N = 127) Patients at risk 127 104 94 85 78 68 60 55 52 45 34 33 29 27 27 22 18 18 16 12 12 6 5 4 4 4 3 3 3 3 2 2 2 2 2 2 1 0

FELIX Phase 1b/2 pooled analysis: leukemic burden in all treated patients Developing Next Generation Programmed T Cell Therapies Leukemic burden at screening is not predictive of leukemic burden prior to lymphodepletion *Bridging therapy per physician’s choice, including inotuzumab ozogamicin; BM, bone marrow; Roddie et al., ASH 2023 16% 28% 53% 40% 31% 31% BM blasts % at screening BM blasts % prior to lymphodepletion 118/127 (93%) patients received bridging therapy* <5% ≥5−≤75% >75% 53% 31% 31% <5% ≥5−≤75% >75% 28% 41% 16%

FELIX Ph1b/2 pooled: EFS by leukemic burden prior to lymphodepletion* Developing Next Generation Programmed T Cell Therapies Lower leukemic burden is associated with better outcomes BM blasts % prior to lymphodepletion <5% (n = 36) ≥5−≤75% (n = 51)  >75% (n = 40) Median EFS (95% CI), months NE 15.0 (6.6, NE) 4.5 (1.5, 9.0) 6-month EFS (95% CI), % 83 (65, 92) 72 (57, 82) 40 (23, 56) 12-month EFS (95% CI), % 65 (44, 80) 55 (38, 69) 27 (12, 44) Events, n: <5% 10 ≥5−≤75% 22 >75% 27 Median (95% CI): <5% NE ≥5−≤75% 15 (6.6, NE) >75% 4.5 (1.5, 9.0) Patients at risk <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 36 34 31 28 25 24 22 20 19 18 14 13 11 11 11 11 8 8 7 6 6 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 0 0 51 43 41 39 36 31 28 25 23 18 15 15 13 12 12 9 8 8 7 4 4 2 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 40 27 22 18 17 13 10 10 10 9 5 5 5 4 4 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 Time (months) 0 10 20 30 40 50 60 70 80 90 100 Probability (%) *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); BM, bone marrow; CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; NE, not evaluable; SCT, stem cell transplant; Roddie et al., ASH 2023

FELIX Phase 1b/2 pooled analysis: CRS and ICANS Developing Next Generation Programmed T Cell Therapies Low rates of Grade ≥3 CRS and/or ICANS were observed BM blasts % at lymphodepletion 20 0 40 60 80 100 Incidence, % CRS ICANS 20 0 40 60 80 100 Incidence, % <5% ≥5−≤75% >75% 20 0 40 60 80 100 Incidence, % <5% ≥5−≤75% >75% CRS and ICANS in all patients CRS by % BM blasts ICANS by % BM blasts Light colors = grade ≤2 Dark colors = grade ≥3 69% 23% 47% 69% 88% 8% 18% 43% No grade ≥3 CRS and/or ICANS were observed in patients with <5% BM blasts at lymphodepletion Vasopressors were used to treat CRS in 2.4% of patients The treatment was generally well tolerated Two deaths were considered treatment-related per investigator assessment: neutropenic sepsis (n = 1); acute respiratory distress syndrome and ICANS (n = 1) BM, bone marrow; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; Roddie et al., ASH 2023

Obe-cel pooled analysis ASH 2023 ALLCAR19 Phase 1b /FELIX Ph 1b

Developing Next Generation Programmed T Cell Therapies 14

Long-term follow up in R/R B-ALL demonstrates favorable EFS and OS

Median follow up 36.5 months; pooled analysis Phase 1b ALLCAR19/Phase 1b FELIX


With censoring*:
Median EFS: 9.0 months (95% CI: 5.1–N/A)
36-month EFS rate: 45% (95% CI: 27–62)
Without censoring:
Median EFS: 9.6 months (95% CI: 5.1–N/A)
36-month EFS rate: 36% (95% CI: 21–51)
% EFS
100
75
50
25
0
EFS censored at SCT/new treatment
EFS no censoring
0 6 12 18 24 30 36 42 48 54 60
Months since infusion

Number at risk

	0	6	12	18	24	30	36	42	48	54	60
With censoring	36	18	11	11	11	9	8	5	4	2	2
Without censoring	36	23	16	15	12	10	9	6	5	3	3


Median OS: 16.4 months (95% CI: 7.1–N/A)
36-month OS rate: 41% (95% CI: 24–56)
% OS
100
75
50
25
0
0 6 12 18 24 30 36 42 48 54 60
Months since infusion

Number at risk

	0	6	12	18	24	30	36	42	48	54	60
	36	26	22	17	15	12	10	7	5	3	3

*Censored for allo-HSCT and other anti-cancer treatment. Investigator-assessed disease evaluations were performed locally by CT and BM biopsy for B-ALL. Allo-HSCT, allogeneic hematopoietic stem cell transplant; B-ALL, B-cell acute lymphoblastic leukemia; BM, bone marrow; CI, confidence interval; CT, computed tomography; EFS, event-free survival; N/A, not available; obe-cel, obecabtagene autoleucel; OS, overall survival; R/R, relapsed/refractory. Roddie et al, ASH 2023, Poster 2114.

Developing Next Generation Programmed T Cell Therapies 15

Durable remissions and prolonged persistence in patients with R/R B-ALL

Pooled analysis Phase 1b ALLCAR19 / Phase 1b FELIX


R/R B-ALL
CR
Allo-HSCT
Relapse
Progression
Death
0 6 12 18 24 30 36 42 48 54 60
Months since infusion


100
75
50
25
0
% ongoing persistence
0 6 12 18 24 30 36 42 48 54
Months since infusion
No. at risk
29 15 12 11 9 8 5 2 1 0

- ORR: 80.6% (95% CI: 64.0–91.8)
- All patients in ongoing remission were MRD-negative at last assessment
- Median DOR: Not reached (95% CI: 5.1–N/A)

- Ongoing CAR T persistence
  - 12 months: 60.6% (95% CI: 38.9–76.8)
  - 24 months: 55.1% (95% CI: 33.1–72.6)

Safety: No ≥ grade 3 CRS reported; 4/36 ≥ grade 3 ICANS; No new safety signals or deaths related to obe-cel

MRD status was determined using flow cytometry or IgH PCR/NGS (MRD-negative: <10^{-4} [<0.01%]). Loss of CAR T persistency was defined as the time from first obe-cel infusion to undetectable CAR T transgene (copies/µg DNA) in peripheral blood. Patients who proceeded to allo-HSCT with ongoing CAR T persistency were censored at the last result prior to receiving allo-HSCT. Allo-HSCT, allogeneic hematopoietic stem cell transplant; B-ALL, B-cell acute lymphoblastic leukemia; BM, bone marrow; CI, confidence interval; CR, complete remission; CT, computed tomography; DOR, duration of response; MRD, measurable residual disease; N/A, not available; NGS, next-generation sequencing; ORR, overall response rate; PCR, polymerase chain reaction; R/R, relapsed/refractory. Roddie et al, ASH 2023, Poster 2114.

ALL: unmet need and market overview

Developing Next Generation Programmed T Cell Therapies
17

If approved, obe-cel could launch into an expanding ALL market

Blincyto®, current market leader, sales increased 48% year-over-year to $861 million for the full year 2023

Reported Blincyto® sales[1]


Global Sales $m
1000
900
800
700
600
500
400
300
200
100
0
H1 2019 147
H2 2019 165
312[1]
+21%
H1 2020 187
H2 2020 192
379[1]
+25%
H1 2021 215
H2 2021 257
472[1]
+24%
H1 2022 277
H2 2022 306
583[1]
+48%
H1 2023 400
H2 2023 461
861[1]
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023

- Blincyto® sales price estimated to be $103,5k[2] (for 1 cycle) supporting approx >2,500 commercial adult ALL patients across all lines of ALL treatment. Sales increased 48% year-over-year to $861 million for the full year 2023
- Kymriah® is priced at $508k in pediatric ALL. Breyanzi® is priced at $447k in DLBCL[3]. Tecartus® is priced at $424k[3] for adult ALL
- Breyanzi® and other CAR T cell therapies are expanding delivery center footprint
- Tecartus® is expected to establish CAR T use in adult ALL
- If approved, obe-cel has the potential to be best-in-class curative therapy and expanding use beyond academic transplant centers

NOTES

1. As per Amgen quarterly SEC filings
2. https://www.cms.gov/medicare/payment/all-fee-service-providers/medicare-part-b-drug-average-sales-price/asp-pricing-files
3. Red Book pricing database https://www.ibm.com/products/micromedex-red-book/pricing

Over 8,000 new cases of adult ALL annually worldwide Successful therapy requires high level of activity and sustained persistence paired with good tolerability Median overall survival is < 1 year in r/r adult ALL Combination chemotherapy enables 90% of adult ALL patients to experience Complete Response (CR) Only 30% to 40% achieve long-term remission Current T cell therapies for adult patients are Blincyto® and Tecartus® Both therapies are highly active, but frequently followed by subsequent treatments (e.g. alloSCT) Blincyto®: favorable safety profile, few patients experiencing severe CRS and ICANS, but limitations on convenience - continuous i.v. infusion during 4-week treatment cycles Tecartus® more challenging to manage - induces elevated levels of severe CRS, a high levels of severe ICANS, and requires vasopressors for many patients  Opportunity to expand the addressable patient population in earlier lines of therapy Notes SEER and EUCAN estimates (respectively) for US and EU  8,4001 New cases of adult ALL diagnosed yearly 3,000 Addressable patient population Developing Next Generation Programmed T Cell Therapies

Critical drivers for potential market adoption if approved Best-in-class commercial systems and services integration Optimize relationship with accredited treatment centers Developing Next Generation Programmed T Cell Therapies Durable and robust response Morphological disease: CR/CRi rate of 74%, with 95% of evaluated responders were MRD negative1 No morphological disease: 100% of evaluable patients were MRD negative The event-free survival estimate at 12 months was 50% (median 16.6 months’ follow-up) Timely & reliable product supply Quality product with low out-of-spec rates Timely delivery Sufficient capacity and manufacturing slot access Short vein-to-release times Predictable and manageable tolerability low rates of Grade ≥3 CRS (2%) and low rates of Grade ≥3 ICANS (7%) Roddie et al., ASH 2023, Data cut-off date: September 13, 2023 Commercial Launch Readiness Plan CLINICAL DATA1 TREATMENT EXPERIENCE GOALS

Commercial Launch Readiness

Obe-cel steps to commercialization in r/r adult B-ALL Roadmap to a 2024 commercial launch BLA accepted by FDA EU authorization application MHRA Nucleus inspection Medical affairs, value and HEOR evidence generation and center onboarding US launch preparation and execution Developing Next Generation Programmed T Cell Therapies FDA PDUFA Filing of EU marketing authorization applications (MAA) planned for H1 2024 Q1 Q2 Q3 Q4 Target FDA Action Date November 16th Biologics License Application (BLA) to U.S. Food and Drug Administration (FDA) accepted

The Nucleus State of the art design and operations established – groundbreaking to complete validation in 2 years Developing Next Generation Programmed T Cell Therapies Design Build Operations ~70,000 sq ft  facility Modular build using PAMs 70% built off-site 60% reduced build time BREEAM Excellent rating for sustainability  Designed for 2,000+ batches per year Target vein to delivery time 16 days at launch Nov 8, 2021 Groundbreaking Nov 25, 2022 First clean room operational May 2023 Capacity challenge 2021 2022 2023 2024 Dec 14, 2022 First prodigy operational 2H 2023 Facility validation complete

Expanding the obe-cel opportunity Deep value program with potentially broad applicability

The obe-cel product family and franchise opportunity Optimized CD19 CAR design Potential best-in-class efficacy and safety profile Supported by state-of-the-art manufacturing Supported by mature FELIX clinical/CMC package Dual CD19 & CD22 Targeting Designed to prevent antigen negative escape Supported by Phase 1 data in pediatric B-ALL Dual CD19 & BCMA Targeting Designed to induce deep and durable responses Initial Phase 1 data presented at ASH 2023 B-ALL and B-NHL B-cell mediated autoimmune disease B-ALL and B-NHL Multiple Myeloma B-cell and plasma cell mediated autoimmune Developing Next Generation Programmed T Cell Therapies Obe-cel CD19 AUTO1/22 CD19/CD22 AUTO8 CD19/BCMA

B-NHL/CLL
Developing Next Generation Programmed T Cell Therapies
25

Obe-cel in B-NHL/B-CLL: High response rates with durable remissions

Data from ALLCAR19 extension: Long term persistence driving durable outcomes

Responses by subtype

Subtype	ORR, n/N (%)
R/R CLL	4/5 (80)
R/R DLBCL	8/9 (89)
R/R MCL	4/4 (100)
R/R FL	10/10 (100)

Post infusion kinetics of obe-cel in peripheral blood of patients with r/r B-CLL/B-NHL

qPCR data available for n=26 patients


Copies per microgram genomic DNA
10^6
10^5
10^4
10^3
10^2
10^1
10^0
D0
M3
M6
M9
M12
M15
M18
M24

Median follow-up 20.9 months (range 0.9 – 36.2)


CLL
DLBCL
MCL
FL
0
6
12
18
24
30
36
Months since infusion
CMR
SD
MRD-negative
PR
No response data yet
MRD-positive
CD19+ relapse
Death
Progression

Patients infused and evaluable for response: CLL, n = 5; DLBCL, n = 9; MCL, n = 4; FL, n = 10

- No ≥ grade 3 CRS and ICANS reported

Collaboration with UCL

Analysis of ALLCAR19 extension phase in R/R B-CLL and B-NHL, data cut-off date September 13, 2023. *Patient death unrelated to obe-cel and without relapse or disease progression (COVID-19 [DLBCL and FL, n = 1 each]; grade 5 appendicitis on a background of myelodysplastic syndrome [FL, n = 1]; unrelated esophageal cancer [CLL, n = 1]). Roddie et al., ASH 2023 Poster 2114.

Developing Next Generation Programmed T Cell Therapies

B-ALL and B-NHL

26

AUTO1/22 in pediatric ALL

No antigen negative relapse seen in responding patients

CARPALL Disease Response (n=12)	
Molecular MRD neg CR/Cri by d30	10 (83%)
Disease progression	2
Relapse	
Antigen negative relapse	0
CD19+/CD22+ relapse	5

Median follow-up 8.7 months


0
3
6
9
12
15
18
21
Months Post T-Cell Infusion
Emergence of MRD level disease
MRD detected
Complete remission
No response
Death
CD22+ Relapse
CD19+ Relapse
Further therapy

- Favorable adverse event profile with no severe CRS
- Excellent CAR T expansion and very encouraging activity:
  - 83% MRD negative CR/CRi
  - Despite high-risk pts (4 Kymriah failures, 3 CD19neg disease, 3 non-CNS extramedullary disease)
- 2 of 3 patients who had CD19neg disease achieved CR/CRi demonstrating a response to the CD22 CAR
- 1-year EFS 60% despite the high-risk patient cohort
- At median FU 8.7 months, no cases of leukemic relapse or emergence of MRD related to antigen escape

Collaboration with UCL

Ghorashian et al., EBMT Annual Meeting 2023

Developing Next Generation Programmed T Cell Therapies
Multiple Myeloma
27

AUTO8: combining a sensitive BCMA CAR with the CD19 CAR from obe-cel

Designed to induce deep and durable responses

AUTO8

BCMA CAR

Novel format CAR designed to be highly sensitive to low BCMA density found on malignant plasma cells

CD19 CAR

Coupled to obe-cel to drive persistence and long-term durability of response, and to deplete CD19+ myeloma stem cell

Collaboration with UCL

Screening for high sensitivity BCMA binders


Viable target remaining normalised to NT (%)
100
80
60
40
20
0
Autolus BCMA CARs
bb2121
APRIL
JeKo-1
E:T = 1:8; n=3, 72hrs

Phase 1 Design

Cohort 1: BCMA CAR — 50MM — 150MM

Cohort 2: BCMA CAR + CD19CAR — 50MM — 150MM

Initial data at ASH 2023; study ongoing

Initial data from MCARTY Phase 1 showed clinical responses in all patients Developing Next Generation Programmed T Cell Therapies Both D8 BCMA CAR and AUTO8 associated with high response rate AUTO8, D8 BCMA + obe-cel CARs; Median follow up 6 months (range 1–15); Lee et al., ASH 2023, Publication number 350. Data cut off 13 Nov 2023 * PR – partial response; VGPR – very good partial response, CR – complete response; sCR – stringent complete response ORR 100%; 3 PR*, 1 VGPR*, 7 CR*/sCR* (all evaluable MRD-) Two patients remained in sCR at >12 months; overall PFS was not reached Collaboration with Multiple Myeloma

Initial safety data Phase 1 MCARTY study Developing Next Generation Programmed T Cell Therapies D8 BCMA CAR and AUTO8 did not result in severe ICANS/CRS and were well tolerated with no DLTs CRS in 10 patients (91%) and all low grade; no patients reported ICANS Tocilizumab given to 7 patients (64%) and steroids to 2 patients (18%) Collaboration with Multiple Myeloma AUTO8, D8 BCMA + obe-cel CARs; Lee et al., ASH 2023, Publication number 350 – Data cut off 13 Nov 2023

AUTOIMMUNE
Developing Next Generation Programmed T Cell Therapies
30

Plan to start SLE Phase 1 study in early 2024 in sites in the UK and Spain

Uniquely positioned to develop CAR T therapy candidate in autoimmune disease

Obe-cel's potential characteristics	Supporting evidence
Favorable tolerability to drive physician and patient acceptability in rheumatology settings	✓ Potential best-in-class risk/benefit profile in pivotal FELIX trial in adult ALL ✓ Low rates of high-grade CRS and ICANS across all patients observed to date in the cancer setting
Deep cut into the CD19+ B and plasma cell compartment to remove all autoreactive clones	✓ Evaluation in B-ALL with very high rate of MRD negative complete remissions (95% of evaluated responders) in FELIX study
Development of robust, economical and scalable manufacturing and commercial infrastructure	✓ Potential approved, commercial manufacturing facility in adult ALL with attractive cost of goods at launch for SLE ✓ Commercial systems and CAR T center services established with potential adult ALL launch
Potential for smaller clinical program and accelerated regulatory path to launch if a high degree of treatment effect is observed	✓ Treatment effect reported in Erlangen* proof-of-concept using a different CAR T product candidate ✓ Clinical safety data from ALLCAR19 and FELIX as well as potential commercial patient data to supplement SLE pivotal study

*New England Journal of Medicine: DOI: 10.1056/NEJMc2107725 – August 2021

Other pipeline programs and technologies A broad portfolio of potential next generation modular T cell therapies

Developing Next Generation Programmed T Cell Therapies
32

Autolus pipeline

Obe-cel product family

PRODUCT	INDICATION	TARGET	STUDY NAME	PARTNER	PHASE	STATUS/EXPECTED MILESTONES
Obe-cel	Adult B-ALL	CD19	FELIX		Pivotal	H1 2024: MAA Application to EMA November 16, 2024: PDUFA date
Obe-cel	Systemic Lupus Erythematosus	CD19	CARLYSLE		Preclinical	Early 2024: Phase 1 initiation in UK
Obe-cel	B-NHL and CLL	CD19	ALLCAR19	UCL	Phase 1	Data in peer reviewed journal
Obe-cel	PCNSL	CD19	CAROUSEL	UCL	Phase 1	Data in peer reviewed journal
AUTO1/22	Pediatric ALL	CD19 & CD22	CARPALL	UCL BIONTECH*	Phase1	Data in BLOOD August 2023
AUTO8	Multiple Myeloma	CD19 & BCMA	MCARTY	UCL	Phase 1	Updated clinical data in 2024

Additional pipeline programs

PRODUCT	INDICATION	TARGET	STUDY NAME	PARTNER	PHASE	STATUS/EXPECTED MILESTONES
AUTO4	TRBC1+ Peripheral TCL	TRBC1	LibrA T1		Phase 1	Data in peer reviewed journal
AUTO5	TRBC2+ Peripheral TCL	TRBC2	-		Preclinical	Preclinical data in peer reviewed journal
AUTO6NG	Neuroblastoma	GD2	MAGNETO	UCL BIONTECH*	Phase 1	Study open for enrollment
AUTO9	Acute Myeloid Leukemia	CD33, CD123 & CLL1	TBD	UCL	Preclinical	Estimated Phase 1 start 2025

● Oncology ● Autoimmune

* BioNTech holds an option to co-fund and co-commercialize

Private & Confidential | Developing Next Generation Programmed T Cell Therapies 33

A broad toolkit which is core to our strategy of modular innovation

Advanced T cell programming

Viral Vector	Advanced Targeting Modules	Pharmacological Control Modules	Activity Enhancement Modules	Activity Enhancement Modules	Viral Vector
	TARGET	CONTROL	SHIELD	ENHANCE	
	Fast off Rate CARs	Rituximab Safety Switch (RQR8)	Checkpoint Shielding (dSHP2)	Chimeric Cytokine Receptors (CCRs)	
	Dual Targeting CARs	Rapamycin Safety Switch (RapaCasp9)	TGFβ Shielding (dTGRβRII)	Host Immune Cell Recruitment (ssIL12)	
		Tetracycline Controllable (TetCAR)		Engineering survival signal (Fas-TNFR)	
	Obe-cel AUTO1/22 AUTO8 AUTO9	AUTO4 AUTO5 AUTO6NG AUTO9	AUTO6NG	AUTO6NG	

Underpinned by a broad and robust patent estate of more than 80 global patent families

Developing Next Generation Programmed T Cell Therapies Technology partnerships Leveraging our modular programming technology to generate safer and more effective therapies Tumor targeting, pharmacological control and activity enhancement for cellular therapies Validating collaborations with leading pharma and biotech companies Potential for value creation through near term option exercise fees, milestone payments and royalties from net sales Access to proprietary binders for the development of mRNA-based therapeutics for the treatment of cancer Access to the RQR8 safety switch for selected cell therapy programs for the treatment of cancer Leveraging our industry leading technology platform via partnerships Leveraging technology platform for BioNTech’s programs

Upcoming news flow

Autolus planned news flow Developing Next Generation Programmed T Cell Therapies Anticipated Milestone or Data Catalysts Anticipated Timing Obe-cel in autoimmune disease – refractory SLE Phase 1 study initiation Early 2024 Obe-cel Marketing Authorization Application (MAA) to EMA First half 2024 Potential MHRA approval of Nucleus site First half 2024 Obe-cel FELIX data update at EHA & ASH 2024 June & December 2024 FDA PDUFA target action date November 2024

Summary

Developing Next Generation Programmed T Cell Therapies

38

Building a leading CAR T company developing therapies for cancer and autoimmune diseases

Scaling company toward commercialization

Obe-cel potentially best in class CAR T for r/r adult ALL

- FELIX pivotal trial showed high ORR, encouraging EFS and favorable tolerability with low levels of high-grade CRS and ICANS
- PDUFA date 16 Nov 2024
- EMA submission planned for 1H 2024

Pipeline expansion strategy

- Expand obe-cel opportunity in B cell malignancies, autoimmune diseases & life cycle strategy
  - SLE
  - B-NHL indications
  - Bi-specific therapies (CD19 /CD22; CD19/BCMA)
- Expand to additional indications with novel CAR T therapies, alone or with partners

Scalable manufacturing and in-house facility

- Demonstrated reliable clinical trial supply (96% target dose reached in FELIX pivotal study)
- New commercial cell manufacturing facility in qualification stage; planned annual capacity 2,000+ batches
- Expected vein-to-delivery time at launch of ~16 days

Strategic collaborations

- Strategic multi-platform R&D collaboration with BioNTech
- Established technology collaborations with Moderna, BMS and Cabaletta
- Long-standing academic collaboration with University College London

Strong cash position

- Cash $256.4M (Q3 2023)
- Runway into 2025*
- Enables execution on current strategy through expected approval of obe-cel

Abbreviations and notes: r/r ALL - relapsed/refractory acute lymphoblastic leukemia; B-NHL – B-cell non-Hodgkin's lymphoma; SLE – systemic lupus erythematosus.

*Does not include proceeds from BioNTech

autolus.com Thank you